Exhibit 99.1 2022 Investor Session Alan Trefler | Founder & CEO Peter Welburn | VP, Investor Relations Kerim Akgonul| Chief Product Officer Leon Trefler | Chief of Clients and Markets John Higgins | Chief of Client and Partner Success Ken Stillwell | COO & CFO June 2, 2022 © 2022 Pegasystems Inc.

Safe Harbor Statement Certain statements contained in this presentation may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, intends to, projects, forecasts, guidance, likely, and usually or variations of such words and other similar expressions identify forward-looking statements, which speak only as of the date the statement was made and are based on current expectations and assumptions. Because such statements deal with future events, they are subject to various risks and uncertainties. Actual results for fiscal year 2022 and beyond could differ materially from the Company’s current expectations. Factors that could cause the Company’s results to differ materially from those expressed in forward-looking statements are contained in the Company’s press release announcing its Q1 2022 earnings, its Annual Report on Form 10-K for the year ended December 31, 2021, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and other recent filings with the United States Securities and Exchange Commission. Investors are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the results contained in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and specifically disclaim any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events, or otherwise. The information in this presentation is not an offer or commitment by Pegasystems and does not create any legal obligation for Pegasystems, including to deliver any material, code, or functionality. The timing of the development and release of any features or functionality described about our products remains at our sole discretion. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and it should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures, and the material limitations on the usefulness of these measures, see the disclosures included with the Company’s press release announcing its Q1 2022 financial results available on our investor relations website at http://www.pega.com/about/investors. This presentation does not include a reconciliation of certain forward-looking non-GAAP measures to the corresponding GAAP measure, as the reconciliation is not available without unreasonable efforts given the inherent difficulty in estimating components of the reconciliation on a multi-year basis. 2

Financial Discussion Ken Stillwell | COO & CFO © 2022 Pegasystems Inc.

Financial Outlook Massive Market Opportunity Transition to Cloud Underway High Growth, Recurring Model Margin Expansion Opportunities 4

Pursuing a Massive Market Opportunity in Platform & CRM FY 25 $110B+ FY 21 $65B+ Source: IDC Software Tracker Forecast 2020H2 5

Transition to Cloud Well Underway: While Underlying Growth is Increasing From… To… Perpetual Recurring Less Predictable More Predictable Lower Growth Progressing Toward & Margins Rule of 40 2017 CLOUD TRANSITION TIMELINE 2023 TODAY 6

Transition to Cloud Underway: Key Growth Metrics During the Transition 1. Annual Contract Value (ACV) Growth 2. Remaining Performance Obligation (RPO) – also known as Backlog 7

Transition to Subscription Nearly Complete: Focus on Total ACV Growth as Leading Indicator $1,034M +20% $853M $711M $591M $494M ACV ($M) Q1 18 Q1 19 Q1 20 Q1 21 Q1 22 ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV for subscription license and Pega Cloud contracts. Maintenance revenue for the quarter then ended is multiplied by four to calculate ACV for maintenance. ACV is a performance measure that we believe provides useful information to our management and investors, particularly during our subscription transition. Foreign 8 currency exchange rate changes were a 1% to 2% headwind to ACV growth since March 31, 2021.

Remaining Performance Obligation (RPO) / Backlog is Growing $1,176M $980M +27% $754M $633M $459M Total Backlog ($M) Q1 18 Q1 19 Q1 20 Q1 21 Q1 22 9

Example Competitor’s Journey: Revenue Growth During a Cloud Transition 25% 22% Competitor’s Growth 20% 16% 15% 11% 10% 4% 5% 2% 0% -5% -8% -10% Year 0 Year 1 Year 2 Year 3 Year 4 Year 5 10

Example Competitor’s Journey vs Pega: Pega’s Growth During Its Cloud Transition vs Competitor 25% 22% Competitor’s Growth 19% 20% 17% Pega’s Revenue Growth 15% 12% 16% 11% 10% 4% 5% 2% 2% 0% 0% -5% -8% -10% Year 0 Year 1 Year 2 Year 3 Year 4 Year 5 11

Rule of 40: Timeless Model Measurement ACV Growth Rule of 40 Free Cash Flow (FCF) Margin* 12 * Free Cash Flow Margin (FCF) = Cash Flow from Operations Less Investments in Property, Plant, and Equipment Divided by Total Revenue

Key Levers to Achieving Rule of 40 1 Pega Cloud Gross Margin 2 Sales & Marketing OpEx 13

Margin Expansion Opportunities: Cloud Margin Pega Cloud Margins Improve with Scale $220M $350 $301M $300 +64% $151M $250 +56% $208M $200 $150 $134M $79M $100 $52M $83M $51M $31M $50 $0 2017 2018 2019 2020 2021 Q1 18 Q1 19 Q1 20 Q1 21 Q1 22 Four-Year Pega Cloud Revenue % Change Pega Cloud Gross Margins ($) TTM 14

Financial Outlook & Model As we prepare to exit the transition Near-term: • Less complicated revenue optics • Focus on Total ACV growth as leading indicator • Pega Cloud backlog growth as a confirming metric 2017 2025 Longer-term: • Increasingly predictable revenue and cash flows 15

Tracking to “Rule of 40” All financial metrics are presented as Non-GAAP 2025 Target 2017 2021 Downside Base Upside Actual Actual Case Case Case 1 ACV Growth 14% 20% 15% 19% 22% 1 Revenue Growth 17% 19% 15% 18% 21% By 2025, project Pega Cloud ACV to be larger than Client Gross Margin 71% 74% 78% 79% 79% Cloud ACV Free Cash Flow Margin 16% 2% 22% 21% 20% “Rule of 40” 30% 22% 37% 40% 42% Driving greater efficiency in our sales and marketing Key Drivers expenses across all three scenarios Pega Cloud Gross Margin 55% 68% <--------- 77% ---------> 1 Sales & Marketing Growth 7% 16% 7% 10% 14% S&M Cost per $ of n/a $3.5 $3.3 $2.6 $2.2 Net ACV Add 1. Growth shown is compound annual growth rate (CAGR) for 2021 – 2025 2. Rule of 40 is the sum of ACV Growth and Free Cash Flow margin

Net ACV Add is Strongest in Q4 from 2018 to 2021 ACV add in Q2 2021 was unusually strong Net ACV Add* Q4 33% 41% Q3 29% 22% ACV Growth Faces a Tough 19% Q2 28% Compare in Q2 2022 18% Q1 10% 2018 - 2020 2021 *Net ACV add equals the change in ACV from the current reported quarter versus the prior reported quarter as a percentage of the total change in ACV for the current reported year. For example, Q1 2022 versus Q4 2021. For 2018-2020, chart shows total 17 net ACV add for each quarter as a percentage of total net ACV add for each year for all three years combined.

Quarterly Revenue Historically Strongest in Q1 & Q4 Significant Client Cloud deal increased reported revenue by over $30M in Q2 2021 Total Revenue 2018 to 2021* Observations Q4 26% 29% • Reported revenue has often been strongest historically in Q1 and Q4 and softer in Q2 and Q3 Q3 21% 23% • Significant Client Cloud deal in Q2 2021 increased reported revenue by over $30M Q2 27% 22% • Pega Cloud booking mix in Q1 2022 (67%) Q1 26% 25% 2018 - 2020 2021 *Revenue by quarter as a percentage of total revenue. 18

Impact of Pega Cloud Booking Mix on Full-Year Revenue & EPS Increase in Change in Change in Change in Pega Cloud Mix 2022 Revenue 2022 GAAP EPS 2022 Non-GAAP EPS +10% ($40M) ($0.37) ($0.36) +20% ($80M) ($0.74) ($0.72) Pega Cloud was 67% of new client commitments in Q1 2022 Actively managing our costs to offset portion of EPS impact 19

What Does this All Mean? Strive to build a growing, recurring business to drive increased value Sustain Through While driving To drive higher transition to margin shareholder growth recurring leverage value With a view towards: • Capitalizing on high-growth markets• Driving ACV growth• Balancing growth & margin • Continuing our technology leadership• Leveraging Cloud Choice differentiation• “Rule of 40” • Improving sales productivity © Pegasystems Inc. 20

Q&A 21

Appendix 22

Tracking to “Rule of 40” GAAP to Non-GAAP Reconciliation 2025 Target Downside Base Upside 2017 Actual 2021 Actual Case Case Case Gross Margin - GAAP 69% 72% 75% 76% 76% Stock-based Compensation & 2% 2% 3% 3% 3% Amortization of intangible assets Gross Margin - Non-GAAP 71% 74% 78% 79% 79% Pega Cloud Gross Margin - GAAP 53% 67% <--------- 76% ---------> Stock-based Compensation 2% 1% <---------- 1% ----------> Pega Cloud Gross Margin - Non-GAAP 55% 68% <--------- 77% ---------> 1 Sales & Marketing Growth - GAAP 8% 15% 6% 9% 13% Stock-based Compensation & -1% 1% 1% 1% 1% Amortization of intangible assets Sales & Marketing Growth - Non-GAAP 7% 16% 7% 10% 14% 1. Growth shown is compound annual growth rate (CAGR) for 2021 – 2025